COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2023
Other Provisions, Contingent Liabilities, and Contingent Assets [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Commitments – The Company’s unconditional purchase commitments are as follows:

(in millions)	September 30, 2023	December 31, 2022
Contracts for capital expenditures	$1,572	$2,774
Contracts for operating expenditures	3,030	3,587
	$4,602	$6,361
Due within the next 12 months	$1,377	$2,732
In addition to the above, the Company obtained letters of credit to primarily guarantee payments for utility suppliers and foreign statutory payroll related charges. The Company has obtained letters of credit of $23 million as of September 30, 2023 and $20 million as of December 31, 2022 and has drawn down bank guarantees of $58 million and $4 million as of September 30, 2023 and December 31, 2022, respectively.

Contingencies — From time to time, the Company is a party to claims that arise in the normal course of business. These claims include allegations of infringement of intellectual property rights of others as well as other claims of liability. In addition, the Company, on a case by case basis, includes intellectual property indemnification provisions in the terms of sale and technology licenses with third parties. The Company is also subject to various taxes in the different jurisdictions in which it operates. These include property, goods and services, and other non-income taxes. The Company accrues costs associated with these matters when they become probable and reasonably estimable. The Company does not believe it is probable that losses associated with these matters beyond those already recognized will be incurred in amounts that would be material to the interim condensed consolidated statements of financial position or interim condensed consolidated statements of operations and comprehensive income (loss).
On April 28, 2021, International Business Machines (“IBM”) sent the Company a letter alleging that the Company did not fulfill the Company’s obligations under the contracts the Company entered into with IBM in 2014 associated with the Company’s acquisition of IBM’s Microelectronics business. IBM asserted that the Company engaged in fraudulent misrepresentations during the underlying negotiations, and claimed the Company owed them at least $2.5 billion damages and restitution. On June 7, 2021, the Company filed a complaint with the New York State Supreme Court (the “Court”) seeking a declaratory judgment that the Company did not breach the relevant contracts. IBM subsequently filed its complaint with the Court on June 8, 2021. On September 14, 2021, the Court granted the Company's motion to dismiss IBM’s claims of fraud, unjust enrichment and breach of the implied covenant of good faith and fair dealing. IBM appealed its fraud claim, and on April 7, 2022, the New York Appellate Division reversed the Court’s decision as to these two claims. Fact and expert discovery were complete as of September 30, 2023 and the case will proceed to trial. The Company believes, based on discussions with legal counsel, that it has meritorious defenses against IBM’s claims and intends to vigorously defend against them.